UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 1, 2016

BEMAX INC.
(Exact name of registrant as specified in its charter)

Nevada	333-197756	46-554081
(State or other jurisdiction)	(Commission file number)	(IRS Employer Identification No.)

625 Silver Oak Drive Dallas, GA (Address of principal executive offices)	30132 (Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrants Auditors
(a) Previous independent registered audit firm.
Effective December 1, 2016, the Registrant dismissed George Stewart, CPA ("George Stewart"), which did audit Registrants year-end financial statements for the year ended May 31, 2016. The change in the Registrants auditors was at the instance of George Stewart as he commence his transition to retirement and approved by the Board of Directors of the Registrant.
During the year ended May 31, 2016 there were no disagreements with George Stewart (as defined in Item 304(a)(1)(iv) of Regulation S-K) on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of George Stewart, would have caused them to make reference thereto in their report on financial statements for such years.
During the year ended May 31, 2016 and through November 30, 2016, there were no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
The report of the independent registered public accounting firm of George Stewart for the year ended May 31, 2016 did not contain any adverse opinion or disclaimer of opinion, nor was it qualified or modified as to audit scope or accounting principle. However, the report contained a going concern paragraph.
The Company provided George Stewart with a copy of this report on Form 8-K in accordance with Item 304(a) of Regulation S-K prior to its filing with the Securities and Exchange Commission and requested that George Stewart furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter from George Stewart filed as Exhibit 16.1 hereto and incorporated herein by reference.

(b) New independent registered public accounting firm.
On December 1, 2016, and effective the same date, on the recommendation of the Registrants Board of Directors, the Registrant engaged Jennifer Crofoot, CPA, as its independent registered audit firm to audit the Registrants financial statements for the fiscal year ended May 31, 2017 and to perform procedures related to the financial statements included in the Registrants quarterly reports on Form 10-Q, beginning with the quarter ending November 30, 2016.
During the fiscal year ended May 31, 2016 and through the date of the engagement of George Stewart, neither the Registrant nor anyone on its behalf has consulted with George Stewart, regarding either:

(a) The application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrants financial statements, and neither was a written report provided to the Registrant nor was oral advice provided that George Stewart, concluded was an important factor considered by the Registrant in reaching a decision as to an accounting, auditing, or financial reporting issue; or
(b) Any matter that was either the subject of a disagreement or a reportable event, as each term is defined in Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively.

Item 9.01.Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number                       Description
   16.1                                 Letter of George Stewart, CPA to the Securities and Exchange Commission dated December 2, 2016.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BEMAX INC.

Dated: December 2, 2016	By: /s/ Taiwo Aimasiko
Taiwo Aimasiko, Chief Executive
Officer